UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
SCHEDULE 14A INFORMATION
________________________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Hyliion Holdings Corp.
______________________________________________________________________________
(Name of Registrant as Specified in Its Charter)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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1202 BMC Drive
Cedar Park, Texas 78613
Dear Fellow Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders of Hyliion Holdings Corp. on Tuesday, May 19, 2026 at 12:00 p.m. Central Time. We are pleased to utilize a virtual format for our Annual Meeting again this year. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting https://www.cstproxy.com/hyliion/2026. Our Annual Meeting will only be accessible online as discussed in greater detail in the Proxy Statement. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings for our stockholders and the Company.
As described in the accompanying Notice and Proxy Statement, at the Annual Meeting you will be asked to (1) elect the three directors named in the Proxy Statement to serve until the 2029 Annual Meeting of Stockholders or until their respective successors are elected and qualified; (2) ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ended December 31, 2026; (3) approve, on an advisory basis, our named executive officers’ compensation; and (4) approve an amendment to the Hyliion Holdings Corp. 2024 Equity Incentive Plan to increase the aggregate number of shares of common stock available for issuance thereunder.
We look forward to you joining us at the virtual Annual Meeting. Thank you for your continued support.

Sincerely,

Jeffrey Craig     Thomas Healy
Board Chair     Founder & CEO, Director
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NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
12:00 p.m. Central Time
Tuesday, May 19, 2026
Virtual Meeting Site: https://www.cstproxy.com/hyliion/2026
Dear Stockholder:
Notice is hereby given that the 2026 Annual Meeting of Stockholders (“Annual Meeting”) of Hyliion Holdings Corp., a Delaware corporation (the “Company”) will be held on Tuesday, May 19, 2026 at 12:00 p.m. Central Time at https://www.cstproxy.com/hyliion/2026. Our Annual Meeting will only be accessible online as discussed in greater detail in the Proxy Statement.

Items of Business	Our Board of Directors Recommends that You Vote
To elect the three directors named in the Proxy Statement to serve until the 2029 Annual Meeting of Stockholders or until their respective successors are elected and qualified	FOR the election of each director nominee

To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent auditors for the fiscal year ended December 31, 2026	FOR the ratification of the appointment

To approve, on an advisory basis, compensation for the Company’s named executive officers, as disclosed in the Proxy Statement	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers

To approve an amendment to the Hyliion Holdings Corp. 2024 Equity Incentive Plan (the “Plan Amendment”) to increase the aggregate number of shares of common stock available for issuance thereunder by 8 million shares
FOR the approval of the Plan Amendment

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof	The Board of Directors is not aware of any other business to be brought at the Annual Meeting
The Board of Directors has fixed March 25, 2026 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. Our proxy materials are first being made available to our stockholders beginning on April 2, 2026.
By Order of the Board of Directors,
Jose Oxholm
Chief Legal and Compliance Officer
Important Notice Regarding the Availability of Proxy Materials for the Hyliion 2026 Annual
Meeting to be Held on May 19, 2026.
This Notice, Proxy Statement and our 2025 Annual Report are available at
https://www.cstproxy.com/hyliion/2026
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PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO THE HYLIION HOLDINGS CORP. 2024 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE	28
DELINQUENT SECTION 16(a) REPORTS	35
OTHER INFORMATION	35
Expense of Solicitation	35
Other Matters	35
Stockholder Proposals for 2027	40
Householding and Availability of Proxy Materials	35
Annex A — 2026 Amendment of Hyliion Holdings Corp. 2024 Equity Incentive Plane	41
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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement and documents referenced herein contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs, including statements about the commercial progress and future financial performance of the Company. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Proxy Statement, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the U.S. Securities and Exchange Commission (the “SEC”), especially under the heading “Risk Factors.” The forward-looking statements in this Proxy Statement and documents referenced herein speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

PROXY STATEMENT
FOR 2026 ANNUAL MEETING OF STOCKHOLDERS OF
HYLIION HOLDINGS CORP.
ANNUAL MEETING INFORMATION
General
The enclosed proxy is solicited by the Board of Directors of Hyliion Holdings Corp. (“Hyliion” or the “Company”) for the Annual Meeting of Stockholders to be held on Tuesday, May 19, 2026 at 12:00 p.m. Central Time, and any adjournment or postponement thereof. We will conduct a virtual online Annual Meeting this year so our stockholders can participate from any geographic location with Internet connectivity. We believe this is an important step to enhancing accessibility to our Annual Meeting for all of our stockholders and reducing the carbon footprint of our activities.
Stockholders may view a live webcast of the Annual Meeting at https://www.cstproxy.com/hyliion/2026 and may submit questions during the Annual Meeting as discussed in greater detail below. Our principal offices are located at 1202 BMC Drive, Suite 100, Cedar Park, Texas 78613. This Proxy Statement is first being made available to our stockholders beginning on April 2, 2026.
Outstanding Securities and Quorum
Only holders of record of our common stock, par value $0.0001 per share, at the close of business on March 25, 2026, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 178,317,154 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting. There is no cumulative voting in the election of directors. A majority of the outstanding shares of common stock entitled to vote, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum for the Annual Meeting.
Internet Availability of Proxy Materials
We are furnishing proxy materials to some of our stockholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials, instead of mailing or e-mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs stockholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. We are also providing the option for stockholders to elect to receive our proxy materials via e-mail in the future, and if you make this election, you will receive access to those materials electronically unless you elect otherwise. We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.
Proxy Voting
Shares that are properly voted via the Internet, mobile device, or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board named herein, “FOR” the ratification of the appointment of our independent auditors, “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers (“NEOs”), and “FOR” the approval of the Plan Amendment. It is not expected that any additional matters will be brought before the Annual Meeting, but if other matters are properly presented, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters.
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. We believe that each of these voting methods is available 24 hours per day, seven days per week, but you should review your proxy card or voting instruction form for details regarding casting your vote.

We encourage you to cast your vote by one of the following methods, depending on how your shares are held:
•You can use the Internet to vote your proxy at https://www.cstproxy.com/hyliion/2026. Have your proxy card or voting instruction form available when you access the website. Follow the prompts to vote your shares.
•You can vote at the Annual Meeting by using your 12-digit control number to vote electronically.
•You can mark, sign and date your proxy card or voting instruction form and return it in advance of the meeting.
•You can instruct your bank, brokerage firm, or other nominee how to vote your shares, as further described in “Shares Held in Street Name” below.
Holders of Record.    The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Continental Stock Transfer & Trust Company, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of our proxy materials) by returning a proxy card. You also may participate in and vote during the Annual Meeting, as described in greater detail below. If you own common stock of record and you do not vote by proxy or at the Annual Meeting, your shares will not be voted.
Shares Held in Street Name.    If you own shares in street name, meaning that your shares are held by a bank, brokerage firm, or other nominee, you may instruct that institution on how to vote your shares. You generally may provide these instructions by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of proxy materials through your bank, brokerage firm, or other nominee) by returning a voting instruction form received from that institution. You also generally may participate in and vote during the Annual Meeting, as described in greater detail below.
If you own common stock in street name and do not either provide voting instructions or vote during the Annual Meeting, the institution that holds your shares may or may not vote your shares in its discretion. Whether the bank, brokerage firm or other nominee may vote your shares depends on the proposals before the Annual Meeting.
Brokers have the discretionary authority under the rules of the NYSE American, to vote shares for which their clients do not provide voting instructions on certain “routine” matters. The rules of the NYSE American, however, do not permit your bank, broker or other nominee to vote your shares on proposals that are not considered “routine.” When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to such proposal, your bank, broker or other nominee cannot vote your shares on such proposal. Where brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Under circumstances where a broker is not permitted to exercise its discretion, broker non-votes will not be counted as voting in favor of or against the particular matter.
Please note that your bank, broker or other nominee may not vote your shares with respect to the following matters in the absence of your specific instructions as to how to vote with respect to such matters: (i) the election of the three nominees for director, (ii) the approval, on a non-binding advisory basis, of compensation of our NEOs, or (iii) the approval of the Plan Amendment. Under the rules of the NYSE American, these matters are not considered “routine” matters.
Based on NYSE American rules, we believe that the ratification of the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ended December 31, 2026 is a “routine” matter for which your bank, broker or other nominee may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a street name shareholder and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares on the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm.
Attending and Voting Online
If you plan to attend the Annual Meeting online, please be aware of what you will need to gain admission, as described below. If you do not comply with the procedures described here for attending the Annual Meeting online, you will not be able to participate in the Annual Meeting, but you may view the Annual Meeting webcast. Stockholders may participate in the Annual Meeting by visiting https://www.cstproxy.com/hyliion/2026; interested persons who were not stockholders as of the close of business on March 25, 2026 may view, but not participate, in the Annual Meeting. Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to log on to https://www.cstproxy.com/hyliion/2026 and vote in advance of the Annual Meeting.

Holders of Record.    To attend online and participate in the Annual Meeting, stockholders of record will need to use their control number on their Notice of Internet Availability or proxy card to log in to https://www.cstproxy.com/hyliion/2026.
Shares Held in Street Name.    If you are a beneficial stockholder and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through the https://www.cstproxy.com/hyliion/2026 website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice of Internet Availability. Otherwise, beneficial stockholders who do not have a control number or access code should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “control number” in order to be able to attend, participate in or vote at the Annual Meeting.
Participation in the Annual Meeting
This year’s Annual Meeting will be accessible through the Internet. We are conducting a virtual online Annual Meeting so our stockholders can participate from any geographic location with Internet connectivity. We believe this is an important step to enhancing accessibility to our Annual Meeting for all of our stockholders and reducing the carbon footprint of our activities. We discuss how you can participate in the meeting and vote your shares above. You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 25, 2026, the record date, or hold a valid proxy for the meeting.
Asking Questions.    Stockholders have multiple opportunities to submit questions to the Company for the Annual Meeting. Stockholders who wish to submit a question in advance may do so at https://www.cstproxy.com/hyliion/2026. Stockholders also may submit questions live during the meeting. Based on the time allotted during the meeting we will answer relevant and appropriate questions as they come in. If the meeting ends, we will answer them on an individual basis. We also will post a replay of the Annual Meeting on our investor relations website, which will be available following the meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website or during the seven days prior to the meeting at https://www.cstproxy.com/hyliion/2026.
Technical Support.    We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 11:45 a.m. Central Time. If you have difficulties during the check-in time or during the Annual Meeting, we will have technicians ready to assist you with any difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call 917-262-2373.
Voting Standards
Nominees for director are elected to the Board by a plurality standard. Practically speaking, this means that the directors who receive the highest number of votes are elected to the available seats. Because there are three seats for which three directors have been nominated, we expect that each of the three nominees will be elected. However, if the votes cast for any nominee do not exceed the votes withheld from the nominee, the Board will consider that in assessing the Board’s composition going forward and in considering whether to renominate a particular individual in the future. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the outcome of the election. “Broker non-votes” will also have no effect on the outcome of the election of directors. For all other matters proposed for a vote at the Annual Meeting, the affirmative vote of a majority of the outstanding shares of common stock present in person, including by remote communication as applicable, or represented by proxy and entitled to vote on the matter is required to approve the matter. For these matters, cast abstentions are counted as a vote “against” the matter. Broker non-votes, if any, will have no effect on the outcome of these matters. We do not expect there to be any broker non-votes for the ratification of the appointment of our independent auditors since brokers have discretion to cast votes on those matters.
Revocation
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy (via the Internet, mobile device, or telephone or by returning a proxy card) bearing a later date or by participating in and voting during the Annual Meeting. A stockholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by participating in and voting during the Annual Meeting.
PROPOSAL 1 — ELECTION OF DIRECTORS
In accordance with our Bylaws, the Board has fixed the number of directors currently constituting the Board at eight. Our Board is currently staggered, which means that only one class of directors is up for election in any given year.

At the Annual Meeting, our Class III directors, Rodger Boehm, Mary Gustanski, and Robert Knight, Jr., who currently serve as directors on the Board, are up for election. Our Board, based on the recommendation of the Nominating and Corporate Governance Committee, proposes that Mr. Boehm, Ms. Gustanski, and Mr. Knight be elected at the Annual Meeting, with each holding office until the 2029 Annual Meeting of Stockholders or until their respective successors are elected and qualified. Biographical information about each of the nominees and a discussion of the qualifications, attributes and skills of each nominee is contained in the following section.
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Mr. Boehm, Ms. Gustanski, and Mr. Knight. Mr. Boehm, Ms. Gustanski, and Mr. Knight have accepted such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board to fill such vacancy, or the Board may reduce the size of the Board. If you are a beneficial owner holding your shares in street name and you do not give voting instructions to your broker, bank or other intermediary, that organization will leave your shares unvoted on this matter.
The Board of Directors recommends a vote “FOR” the election of Mr. Boehm, Ms. Gustanski, and Mr. Knight.

CORPORATE GOVERNANCE: THE BOARD AND MANAGEMENT
Board and Corporate Governance Developments
In 2025, we continued to evolve our Board composition and corporate governance practices toward best practices and alignment with the Company’s strategic direction and objectives.
Board Leadership
The roles of Board Chair and Chief Executive Officer are currently separated. Although the Board believes that there are advantages to having an independent Board Chair, the Board has no policy regarding the separation of the roles of Chair and Chief Executive Officer and considers the duties of these roles and whether they should be combined or separated, during succession planning. We believe our approach is appropriate because it allows the Board to select a Chair and leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its stockholders. In the event the Board elects as its Chair a director who is not independent, the Board shall also designate a lead director who is independent.
Directors
Our directors, their ages and committee memberships are as follows:

Name	Age	Position
Employee Directors
Thomas Healy(4)	33	Chief Executive Officer and Director
Non-Employee Directors
Rodger Boehm(1)(4)	66	Director
Jeffrey Craig(3)	65	Chair of the Board of Directors
Vincent Cubbage(2*)(3)	61	Director
Richard Freeland(2)(4)	68	Director
Mary Gustanski(1)(4*)	63	Director
Robert Knight, Jr.(1*)(5)	68	Director
Melanie Trent(2)(3*)	61	Director
____________
(1)      Member of the Audit Committee
(2)      Member of the Compensation Committee
(3)      Member of the Nominating and Corporate Governance Committee
(4)      Member of the Technology Committee
(5)      Audit Committee Financial Expert
*         Committee Chair
DIRECTORS UP FOR RE-ELECTION
Rodger Boehm.    Mr. Boehm has served as a director of the Board since March 2023. Mr. Boehm was a senior partner at McKinsey & Company, Inc. where he spent 31 years in a variety of roles in increasing responsibility. He led client service for leading global institutions helping companies to significantly improve their revenue, cost, and service performance. Mr. Boehm currently serves on the board of directors of Ruggable and FreightCar America, and he also served on the board of directors of Meritor Inc. from 2017 to 2023. Mr. Boehm holds a bachelor of science degree from Purdue University and a master of business administration degree from Harvard University.
Mary Gustanski.    Ms. Gustanski has served as a director of the Board since August 2021. Ms. Gustanski spent over 39 years in the automotive industry. She retired in 2019 as the Senior Vice President and Chief Technology Officer for Delphi Technologies, formerly Delphi Automotive. In this role, Ms. Gustanski was responsible for the company’s innovation and global technologies, including advanced propulsion systems for future vehicle electrification. Prior to this role, she served as Vice President, Engineering & Program Management for Delphi Automotive, which spun off its propulsion business to become Delphi Technologies in 2019. Ms. Gustanski holds a bachelor’s degree in Mechanical Engineering and a master’s degree in Manufacturing Management from Kettering University.
Robert Knight, Jr.   Mr. Knight has served as a director of the Board since October 2020. Mr. Knight served as Chief Financial Officer of Union Pacific Corporation (NYSE: UNP), a transportation company that primarily operates one of the largest railroads in North America, from 2004 until his retirement in 2019. Mr. Knight has served as a director of Schneider National, Inc. (NYSE: SNDR), a transportation and logistics company, since April 2020, Carrix, Inc., a privately-held marine terminal and rail operator company, from February 2020 to December 2022, and Canadian National Railway Company (NYSE: CNI) since May 2022. Mr. Knight holds a bachelor’s degree in business administration from Kansas State University and an M.B.A. from Southern Illinois University.
DIRECTORS NOT UP FOR RE-ELECTION
Jeffrey Craig.    Mr. Craig has served as a director of the Board since January 2022. Mr. Craig served as Executive Chairman of the Board of Meritor, Inc. (NYSE: MTOR) (“Meritor”) until December 31, 2021 and Chief Executive Officer and President of Meritor from April 2015 to February 28, 2021. He previously served Meritor as President and Chief Operating Officer from June 2014 to March 2015; Senior Vice President and President, Commercial Truck and Industrial from February 2013 to May 2014; Senior Vice President and Chief Financial Officer from February 2009 to January 2013; Acting Controller from May 2008 to January 2009; Senior Vice President and Controller from May 2007 to April 2008; and Vice President and Controller from May 2006 to April 2007. Prior to joining Meritor, Mr. Craig served as President and Chief Executive Officer of General Motors Acceptance Corp. (“GMAC”) Commercial Finance (commercial lending service) from 2001 to April 2006. Prior to that, he served as President and Chief Executive Officer of GMAC’s Business Credit division from 1999 to 2001. He joined GMAC as a general auditor in 1997 from Deloitte & Touche, where he served as an audit Partner. Mr. Craig has been a director of Arcosa, Inc. (NYSE: ACA) (manufacturer of infrastructure-related products) since September 2018, where he serves as chair of the audit committee and has been a director of Baxter International Inc. (NYSE: BAX) (multinational healthcare company) since September 2024, where he serves as chair of the audit committee. Mr. Craig holds a bachelor’s degree in accounting from Michigan State University and an M.B.A. from Duke University.
Vincent Cubbage.    Mr. Cubbage is Executive Chairman and Chief Financial Officer of EGH Acquisition Corp. and Managing Partner of Energy Growth Holdings LLC. He has more than 30 years of experience in energy, infrastructure, and investment management, having previously served as Chairman and CEO of Tortoise Acquisition Corp., which merged with Hyliion Inc. (“Legacy Hyliion”) in October 2020; Tortoise Acquisition Corp. II, which merged with Volta Inc. and later Shell USA, Inc.; and Tortoise Ecofin Acquisition Corp. III. Mr. Cubbage was the founder and CEO of the private equity firm Lightfoot Capital Partners from 2006 to 2019 and served as Chairman and CEO of its portfolio company Arc Logistics as well as a director of International Resource Partners. Earlier in his career, he held senior investment banking roles at Banc of America Securities and Salomon Smith Barney. Mr. Cubbage has served as a director of EGH Acquisition Corp. since May 2025. He holds an MBA from the American Graduate School of International Management and a BA from Eastern Washington University.
Richard Freeland.    Mr. Freeland has served as a director of the Board since March 2023. Mr. Freeland served as President and Chief Operating Officer of Cummins Inc., (NYSE: CMI), a global manufacturer of engines, power systems, and related components, from July 2014 to October 2019, prior to which he served in various senior leadership positions, including Vice President of the Engine Business from 2010 to 2014, President of the Components Group from 2008 to 2010, and President of Worldwide Distribution Business from 2005 to 2008. Mr. Freeland serves on the board of directors of Cooper-Standard Holdings Inc. (NYSE: CPS), as Chairman on the board of directors of Valvoline Inc. (NYSE: VVV), and on the Purdue University, Mitch Daniels School of Business Advisory Council. Mr. Freeland holds a bachelor of science degree from Purdue University and a master of business administration degree from Indiana University.
Thomas Healy.    Mr. Healy has served as our Chief Executive Officer since October 2020 and prior to this, served as Chief Executive Officer of Legacy Hyliion since January 26, 2016. While at the Company, Mr. Healy has been awarded numerous patents and accolades for his leadership. Mr. Healy founded Legacy Hyliion while studying to obtain a Master’s in mechanical engineering and had previously founded multiple start-ups during his undergraduate studies. He took a leave of absence during his Master’s program in 2015 to found Legacy Hyliion. Mr. Healy holds a B.S. degree in Mechanical Engineering with a double-major in engineering and public policy from Carnegie Mellon University. In 2023, Mr. Healy was invited to join the Carnegie Mellon University Board of Trustees, where we continues to serve today.
Melanie Trent.    Ms. Trent has served as a director of the Board since March 2023. Ms. Trent served in various legal, administrative, and compliance roles for Rowan Companies plc (now part of Valaris plc), a global offshore contract drilling company, from 2005 to April 2017, including as Executive Vice President, General Counsel and Chief Administrative Officer from 2014 to April 2017, as Senior Vice President, Chief Administrative Officer and Company Secretary from 2011 to 2014, and as Vice President and Corporate Secretary from 2010 to 2011. Prior to joining Rowan, she served in various legal, administrative and investor relations roles for Reliant Energy Incorporated. Ms. Trent also serves as Lead Director of Diamondback Energy, Inc. (NASDAQ:FANG), an independent oil and natural gas company, since 2018, and as a director of Arcosa, Inc. (NSYE: ACA), a provider of infrastructure-related products and services, since 2018. Ms. Trent previously served on the boards of Noble Corp (NYSE:NE) from February 2021 until its merger with Maersk Drilling in October 2022, and Frank’s International

from 2019 until its merger with Expro in October 2021. She also serves on the board of directors of the Houston Endowment, Inc. Ms. Trent holds a bachelor's degree in Italian from Middlebury College and a juris doctorate degree from Georgetown University Law Center.
Board Composition
Our business and affairs are organized under the direction of the Board which consists of eight members. Jeffrey Craig serves as Chair of the Board. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling and direction to our management. Our Corporate Governance Guidelines provide that directors are expected to attend and participate in Board meetings and meetings of committees on which they serve. The Board meets on a regular basis and additionally as required. The Board held four meetings in 2025. During the directors’ respective terms, each attended at least 75% of the meetings of the Board and of each committee on which he or she served in 2025. Our independent directors regularly hold executive sessions without our Chief Executive Officer or management present, and in 2025, our independent directors met in executive session in connection with each regular Board meeting. We held an annual meeting of the stockholders on May 20, 2025 (the “2025 Annual Meeting”). All directors who were serving as of the 2025 Annual Meeting attended the 2025 Annual Meeting.
The Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms, as set forth below:
•        Class I, which consists of Vincent Cubbage, Thomas Healy, and Melanie Trent whose terms will expire at our 2027 annual meeting of stockholders;
•        Class II, which consists of Jeffrey Craig and Richard Freeland, whose terms will expire at our 2028 annual meeting of stockholders; and
•        Class III, which consists of Rodger Boehm, Mary Gustanski, and Robert Knight, Jr. whose terms will expire at this annual meeting of stockholders.
At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified.
Director Independence
The Board has determined that each of the following directors qualifies as an independent director as defined under the NYSE American listing standards: Messrs. Boehm, Craig, Cubbage, Freeland and Knight, and Mses. Gustanski and Trent. Mr. Healy is not independent because of his service as our CEO. The Board consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE American listing standards relating to director independence requirements. In addition, we are subject to the rules of the SEC and the NYSE American relating to the membership, qualifications, and operations of the Audit, Compensation, and Nominating and Corporate Governance Committees as discussed below.
Director Skills Matrix
We seek to elect a Board of Directors that represents the variety of diverse skills and expertise required to govern a company like Hyliion. The matrix below represents the skills that we hold as priority in governing Hyliion and the expertise of each Director that correlates to those skills.

KNOWLEDGE, SKILLS AND EXPERIENCE	RODGER BOEHM	JEFFREY CRAIG	VINCENT CUBBAGE	RICHARD FREELAND	MARY GUSTANSKI	THOMAS HEALY	ROBERT KNIGHT, JR.	MELANIE TRENT
Corporate Governance Experience	X	X	X	X		X	X	X
International Experience	X	X		X	X		X	X
Finance Experience	X	X	X			X	X
Corporate Development/Strategic Experience	X	X	X	X	X	X	X	X
Industry/Operations Experience	X	X	X	X	X	X	X
Management Experience	X	X	X	X	X	X	X	X

DEMOGRAPHICS
Age	66	65	61	68	63	33	68	61
Role of the Board in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements. Our Nominating and Corporate Governance Committee assesses and monitors the Company’s relevant risks and opportunities around environmental, social, and governance (“ESG”) issues.
Cybersecurity Risk Management
The Company's Chief Financial Officer and the Audit Committee of the Board have responsibility for the oversight of cybersecurity threats and incidents and review the Company’s related programs and policies on at least an annual basis. While we have not experienced any material risks from cybersecurity incidents or threats to date, we recognize the evolving threat landscape and remain vigilant in our security posture, which includes ensuring that our Board is well versed on matters related to cybersecurity.
Board Committees
The Board has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Technology Committee, each of which has adopted a charter that complies with the applicable requirements of current NYSE American rules. Copies of the charters for NYSE American required committees are available in the “Investors — Governance — Governance Documents” section of our website at www.hyliion.com.
Audit Committee
In 2025, our Audit Committee consisted of Rodger Boehm, Robert Knight, Jr. and Mary Gustanski. The Board determined that each of the members of the Audit Committee satisfies the independence requirements of the NYSE American and Rule 10A-3 under the Exchange Act. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with NYSE American audit committee requirements. In arriving at this determination, the Board examined each Audit Committee member’s scope of experience and the nature of their prior and/or current employment.
Mr. Knight serves as the chair of the Audit Committee. The Board has determined that he qualifies as an audit committee financial expert within the meaning of SEC regulations. The Board has further determined that each of the members of our Audit Committee qualifies as financially literate within the meaning of Item 407(d)(5) of Regulation S-K and meets the financial sophistication requirements of the NYSE American listing rules. In making this determination, the Board considered each such director’s formal education and previous experience in financial roles. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. The Audit Committee held four meetings during the 2025 fiscal year.
The primary functions of this committee include, among other things:
•reviewing the adequacy and effectiveness of our internal control policies and procedures, including the responsibilities, budget, staffing and effectiveness of our internal audit function;
•reviewing our financial reporting processes and disclosure controls;
•evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
•helping the Board oversee the Company’s legal and regulatory compliance, including risk management; and
•reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls and critical accounting policies including information technology and cyber security preparedness.
Compensation Committee
In 2025, our Compensation Committee consisted of Vincent Cubbage, Richard Freeland, and Melanie Trent. Mr. Cubbage served as the chair of the Compensation Committee. The Board determined that each of the members of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the

Exchange Act and satisfies the independence requirements of the NYSE American. The Compensation Committee held five meetings during the 2025 fiscal year.
The primary functions of the committee include, among other things:
•reviewing and approving the corporate objectives that pertain to the determination of executive compensation;
•reviewing and approving the compensation and other terms of employment of our executive officers; including employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements for our executive officers;
•reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives; and
•administering our equity and cash incentive plans to the extent authorized by the Board including making recommendations to the Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Board.
Nominating and Corporate Governance Committee
In 2025, our Nominating and Corporate Governance Committee consisted of Jeffrey Craig, Vincent Cubbage, and Melanie Trent. Ms. Trent served as the chair of the Nominating and Corporate Governance Committee. The Board determined that each of the members of our Nominating and Corporate Governance Committee satisfies the independence requirements of the NYSE American. The Nominating and Corporate Governance Committee held three meetings during the 2025 fiscal year.
The primary functions of this committee include, among other things:
•identifying, reviewing and making recommendations of candidates to serve on the Board including evaluating nominations by stockholders of candidates for election to the Board;
•evaluating the performance of the Board, committees of the Board and individual directors and determining whether continued service on the Board is appropriate;
•evaluating the current size, composition and organization of the Board and its committees and making recommendations to the Board for approvals; and
•reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Board current and emerging corporate governance trends.
Technology Committee
In 2025, our Technology Committee consisted of Rodger Boehm, Richard Freeland, Mary Gustanski, and Thomas Healy. Ms. Gustanski served as the chair of the Technology Committee. The Technology Committee held four meetings during the 2025 fiscal year.
The primary functions of this Committee include, among other things:
•assisting the Board of Directors in its oversight of the Company’s product and technology roadmaps;
•providing insight and input to the Corporation’s management in formulating the technology strategy and vision for the Corporation, including assessing technology partnerships or acquisitions;
•assisting in the formation of, and advising the Board regarding the Company’s approaches to acquiring and maintaining a range of diverse technology positions (including but not limited to contracts, grants, collaborative efforts, alliances, and venture capital investments); and
•overseeing and evaluating the Corporation’s efforts and planning as they relate to intellectual property, information technology and cyber security preparedness, including systems, policies and procedures.

Considerations and Process for the Selection of New Directors
In evaluating the nominees for the Board of Directors, the Board and the Nominating and Corporate Governance Committee takes into account the qualities they seek for directors, and the directors’ individual qualifications, skills, age, diversity, and background that enable the directors to effectively and productively contribute to the Board’s oversight of the Company. Specifically, in considering candidates recommended by the Nominating and Corporate Governance Committee, the Board considers the following qualifications: (i) possessing relevant expertise upon which to be able to offer advice and guidance to management; (ii) having sufficient time to devote to the affairs of the Company; (iii) excellence in his or her field; (iv) having the ability to exercise sound business judgment; and (v) having experience as a board member or executive officer of another publicly held company.
When evaluating existing directors for re-nomination, the Nominating and Corporate Governance Committee also considers the nominees’ past and ongoing effectiveness on the Board and, with the exception of Mr. Healy, who is an employee, their independence.
In fulfilling its responsibility to oversee the selection of directors, the Nominating and Corporate Governance Committee will consider persons identified by our stockholders, management, and others. The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominating and Corporate Governance Committee, directors and members of management. Stockholders may submit informal recommendations by providing the person’s name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee at 1202 BMC Drive, Suite 100, Cedar Park, Texas 78613.
Stockholder Engagement Efforts and Board Communication
In May 2025, the Board submitted for stockholder approval advisory votes on the compensation of the Company's NEOs (“Say on Pay”). At the annual meeting in May 2025, approximately 94% of the votes cast were in favor of the compensation of the Company's NEOs. This was an advisory vote only and is not binding on the Board, which remains responsible for its compensation decisions and is not relieved of these responsibilities irrespective of the results of the vote. However, the Board takes the results of this vote into account, as appropriate, when considering future compensation policies, procedures and decisions and in determining whether there is a need to significantly increase their engagement with stockholders on compensation and related matters. The Board continues to believe that stockholders should be able to express their views on the executive compensation program on an annual basis.
Our relationship and on-going dialogue with our stockholders are an important part of our Board’s and our executive team’s corporate governance commitment. The Board welcomes communications from our stockholders and other interested parties. We actively seek input from our stockholders because we value the contribution stockholder engagement gives to overall business success. Our executives meet with our investment community regularly and discuss a variety of matters, including common investor interests and emerging issues. We provide our Board with reports on the key themes and results of these discussions.
Stockholders and other interested parties may communicate with our executive team or the Board (including the Board Chair, the chair of any committee, the independent directors as a group and/or any Board member) by email to companysecretary@hyliion.com. Stockholders and any other interested parties should mark the subject line of each communication as “Stockholder Communication with Directors” and clearly identify the intended recipient(s) of the communication.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a Code of Business Conduct and Ethics applicable to the directors, officers and employees of the Company and its subsidiaries. We have also adopted Corporate Governance Guidelines that address, among other things, director qualifications, responsibilities and compensation, director access to officers, employees and advisors, and determinations regarding director independence. Copies of the Code of Business Conduct and Ethics and our Corporate Governance Guidelines are available in the “Investors — Governance — Governance Documents” section of our website at investors.hyliion.com. We intend to disclose any amendments to, or waivers from, our Code of Business Conduct and Ethics that apply to covered persons by posting such information, if any, on the Company’s website.
Insider Trading Policy
We maintain an insider trading policy that governs the purchase, sale, and other transactions in our securities by our directors, officers, and employees that is reasonably designed to promote compliance with insider trading laws, rules, and regulations. This policy applies to employees, directors, and consultants of the Company (“Covered Individuals”) and such persons’ immediate family members, persons with whom they share a household, persons who are their economic dependents, and any other individuals or entities whose transactions in securities they influence, direct, or control (“Related Persons”). Under the policy, Covered Individuals aware of material nonpublic information relating to the Company and their Related Persons may not engage in any transactions with the Company’s securities, subject to exceptions permitting option exercises, tax withholding transactions, 10b5-1 automatic trading programs, gifts that have been pre-cleared by the Company’s Chief Financial Officer or General Counsel, and participating in the Company’s 401(k) plan. Covered Individuals and Related Persons also may not recommend the purchase or sale of any of the Company’s securities, disclose material nonpublic information to persons within the Company whose jobs do not require that information or to persons outside of the Company, unless such disclosure complies with the Company’s policies regarding the protection or authorized external disclosure of Company information. The policy applies to securities issued by the Company as well as derivative securities not issued by the Company, such as exchange-traded put or call options or swaps related to the Company’s securities.
The policy also requires quarterly trading blackout periods during which directors, Section 16 officers, and certain employees and their Related Persons may not conduct any trades in Company securities in the period beginning ten calendar days before the end of each fiscal quarter and ending two full trading days after the Company releases its financial results for that quarter. Event-specific trading blackouts related to material events known by only a few directors, officers, or employees may also be applied to designated individuals if appropriate.
In addition to the other requirements in the insider trading policy, officers, directors and other applicable members of management are subject to pre-clearance requirements under which they cannot engage in any transaction in the Company’s securities, including exercising outstanding stock options, without first obtaining pre-clearance from the Company’s Chief Financial Officer or General Counsel at least two days in advance of the proposed transaction. A copy of our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Anti-Hedging and Anti-Pledging Policies
As part of our insider trading policy, we prohibit employees, directors and consultants from engaging in transactions that are designed to, or have the effect of, hedging or offsetting any decrease in the market value of our shares owned by such employees or directors. We further prohibit employees, directors and consultants from holding Company securities in a margin account or otherwise pledging our securities as collateral for a loan. We also prohibit employees, directors and consultants from engaging in inherently speculative transactions and from engaging in standing and limit orders other than in connection with an approved trading plan.
DIRECTOR COMPENSATION
In March 2025, our Board approved the 2025 compensation program for our non-employee directors as follows:
•an annual cash retainer equal to $75,000, paid in four equal quarterly installments;
•additional cash compensation for the chair of the Board, in the amount of $50,000, the chair of the Audit Committee, in the amount of $25,000 and for all other committee chairs, in the amount of $15,000; and
•an award of restricted stock units equal to $125,000, granted based on fair market price on the date of grant of $2.09.
The table below discloses non-employee director compensation for the fiscal year 2025.

	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Rodger Boehm	$75,000	$125,000	$200,000
Jeffrey Craig	$125,000	$125,000	$250,000
Vincent Cubbage	$90,000	$125,000	$215,000
Richard Freeland	$75,000	$125,000	$200,000
Mary Gustanski	$90,000	$125,000	$215,000
Robert Knight, Jr.	$100,000	$125,000	$225,000
Melanie Trent	$90,000	$125,000	$215,000
____________
(1)      Amounts in this column represent the annual cash retainer earned in 2025 for service on the Board and additional fees for service as follows: Mr. Craig as chair of the Board, Mr. Knight as chair of the Audit Committee, Ms. Trent as chair of the Nominating and Corporate Governance Committee, Mr. Cubbage as chair of the Compensation Committee, and Ms. Gustanski as chair of the Technology Committee.

(2)      Amounts in this column represent the grant date fair market value of RSUs granted during 2025, valued based on the closing price of our common shares on the date of grant of $2.09.
The director compensation program for our non-employee directors for 2026 is substantially consistent with the 2025 program.
The Board reviews director compensation periodically to ensure that director compensation remains competitive such that we are able to recruit and retain qualified directors. See “Stock Ownership Guidelines” below for further detail on our director compensation stock ownership requirements.
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information concerning shares of common stock authorized or available for issuance under the Company’s equity compensation plans as of December 31, 2025:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
Equity compensation plans approved by security holders (Hyliion Holdings Corp. 2024 Equity Incentive Plan)(1)	—	—	6,122,750
Equity compensation plans approved by security holders (Hyliion Holdings Corp. Employee Stock Purchase Plan)	—	—	1,800,000
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	7,922,750
____________
(1)      The Hyliion Inc. 2016 Equity Incentive Plan (the “2016 Plan”) was terminated and no additional awards will be granted pursuant to the 2016 Plan. As of December 31, 2025, the number of securities to be issued upon exercise of outstanding options pursuant to the 2016 Plan was 176,189, and the weighted-average exercise price of outstanding options pursuant to the 2016 Plan was $0.20. Upon adoption of the Hyliion Holdings Corp. Equity Incentive Plan (the “2024 Plan”), the Hyliion Holdings Corp. 2020 Equity Incentive Plan (the “2020 Plan”) was also terminated and no additional awards were granted pursuant to the 2020 Plan. As of December 31, 2025, 2,297,715 shares were granted and remain unvested under the 2020 Plan.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
There were no related party transactions disclosable under Item 404 of Regulation S-K during the years ended December 31, 2025 and 2024.
BENEFICIAL OWNERSHIP TABLES
The following tables set forth information known to us regarding the beneficial ownership of the common stock as of March 25, 2026 by:
•each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the common stock;
•each current NEO and director (including each nominee) of the Company; and
•all current executive officers and directors of the Company, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options that are currently exercisable or exercisable within 60 days. Unless otherwise noted in the footnotes to the following tables, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.
Security Ownership of Certain Beneficial Owners

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Common Stock
Colle Capital Partners I, L. P.	9,548,288(1)	5.4%
____________

(1)      Information regarding share ownership was obtained from the Schedule 13G/A filed with the SEC on February 1, 2022, which reflects ownership of shares of our common stock by Colle Capital Partners I, L.P., Colle HLN Associates LLC and Colle Logistics Associates LLC, which may be deemed to be beneficially owned by Victoria Grace. Ms. Grace has sole voting power over 9,548,288 shares of our common stock and sole dispositive power over 9,548,288 shares of our common stock. Ms. Grace serves as the sole manager of both Colle HLN Associates LLC and Colle Logistics Associates LLC. Ms. Grace services as the sole manager of Colle Partners GP LLC, which serves as the sole general partner of Colle Capital Partners I LP. Ms. Grace disclaims beneficial interest in the shares of common stock of Hyliion Holdings Corp. held by Colle Capital Partners I, L.P., Colle HLN Associates LLC and Colle Logistics Associates LLC, except to the extent of her pecuniary interest therein. The business address of each of Colle Capital Partners I, L.P., Colle HLN Associates LLC, Colle Logistics Associates LLC and Colle Partners GP LLC is 55 Hudson Yards, Floor 44, New York, NY 10001.
Security Ownership of Directors and Management

	Shares Beneficially Owned
Name of Beneficial Owner	Number(1)	Percent of Common Stock
Thomas Healy	34,079,715	19.1%
Jon Panzer	605,841	*
Joshua Mook	272,146	*
Rodger Boehm	157,798	*
Jeffrey Craig	341,869	*
Vincent Cubbage	1,031,887	*
Richard Freeland	222,798	*
Mary Gustanski	195,403	*
Robert Knight, Jr.	314,369	*
Melanie Trent	157,798	*
All Current Directors and Current Executive Officers(2)	38,215,000	21.4%
____________
*        Less than 1%.
(1)      Beneficial ownership excludes unvested RSUs that will not vest within 60 days of March 25, 2026.
(2)      Includes 12 directors and executive officers.
PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON
AS OUR INDEPENDENT AUDITORS
Under the rules and regulations of the SEC and the NYSE American, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. In addition, the Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the stockholders of the appointment of, the registered public accounting firm of Grant Thornton LLP (“Grant Thornton”) to serve as independent auditors for the fiscal year ended December 31, 2026. The Audit Committee considered a number of factors in determining whether to re-engage Grant Thornton as the Company’s independent registered public accounting firm, including the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent auditors. Grant Thornton representatives are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if he or she desires and to respond to relevant and appropriate questions, if any.
The Board of Directors and the Audit Committee believe that the continued retention of Grant Thornton as the Company’s independent auditor is in the best interests of the Company and its stockholders. If stockholders do not ratify the selection of Grant Thornton, the Audit Committee will evaluate the stockholder vote when considering the selection of a registered public accounting firm for the audit engagement. In addition, if stockholders ratify the selection of Grant Thornton as independent auditors, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select Grant Thornton or another registered public accounting firm as our independent auditors.
The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton as our independent auditors for the fiscal year ended December 31, 2026.
Audit Fees and Services
The following table presents the aggregate fees billed by Grant Thornton LLP to us for the years ended December 31, 2025 and 2024:

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$442,336	$375,692
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	48,000	—
Total	$490,336	$375,692
____________
(1)      Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and the review of our financial statements included in our quarterly filings on Form 10-Q, as well as services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
(2)      Other fees consist of review related to Form S-3.
Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee reviews and, in its sole discretion, pre-approves all audit and permitted non-audit services to be provided by the independent auditors as provided under the Audit Committee charter. The Audit Committee’s policy is to pre-approve any independent accountant’s engagement to render audit and or permissible non-audit services (including the fees charged and proposed to be charged by independent accountants) subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as otherwise required by law. Non-audit services may include audit-related services, tax services, or other services. The Audit Committee annually reviews whether the provision of permitted non-audit services is compatible with maintaining the accountant’s independence. The Audit Committee approved or pre-approved all such services for the Company by our independent registered accounting firm in 2025 and 2024.
AUDIT COMMITTEE REPORT
The Audit Committee is composed solely of independent directors, satisfying the applicable requirements of the NYSE American rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2025 (the “Audited Financial Statements”) and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has discussed with Grant Thornton, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.
The Audit Committee
Robert Knight, Jr. (Chair)
Rodger Boehm
Mary Gustanski
PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Company’s compensation program for the NEOs is designed to attract, motivate and retain talented executives who will provide leadership for the Company’s success. Under this program, the NEOs are rewarded for individual and collective contributions to the Company consistent with a “pay for performance” orientation. Furthermore, the executive officer compensation program is aligned with the nature and dynamics of the Company’s business, which focuses management on achieving the Company’s annual and long-term business strategies and objectives. The Compensation Committee regularly reviews the executive compensation program to ensure that it achieves the desired goals of emphasizing long-term value creation and aligning the interests of management and stockholders through the use of equity-based awards.
As required by Section 14A of the Exchange Act and pursuant to Rule 14a-21(a) promulgated thereunder, the Company is asking the stockholders to indicate their support for the Company’s NEO compensation as described in this Proxy Statement. Accordingly, the Company asks the stockholders to vote “FOR” the following resolution at the 2026 Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders, the Summary Compensation Table and the other related tables and disclosures.”
As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for NEOs. At the Company’s 2022 Annual Meeting our stockholders approved, on an advisory basis, an annual frequency of the advisory vote to approve the compensation of our NEOs. Consistent with the input of our stockholders, the stockholder vote for advisory approval of NEO compensation will occur annually.
The Board recommends a vote “FOR” the proposal to approve, on advisory basis, the compensation of the Company’s named executive officers.
EXECUTIVE COMPENSATION MATTERS
For purposes of this executive compensation discussion, the names and positions of our NEOs for the 2025 fiscal year were:
•Thomas Healy, Chief Executive Officer and Founder;
•Jon Panzer, Chief Financial Officer; and
•Joshua Mook, Chief Technology Officer.
Summary of 2025 Executive Incentive Compensation
The cash-based annual incentive program for 2025 featured performance metrics directly aligned with advancing the commercialization of the KARNO generator, with metrics tied to deliveries, performance, and cost reduction. Our long-term incentive program includes equity-based performance awards with vesting based directly on stock price. See below for more detail.
None of the performance metrics established under the 2025 cash-based annual incentive program were achieved during the year. Development efforts were affected by unexpected design, engineering and manufacturing challenges which are common in the development of new technologies such as the KARNO Power Module. Although the Company successfully addressed these challenges through focused engineering efforts and by insourcing key manufactured components, the resulting schedule delays prevented achievement of 2025 deliverables associated with annual compensation metrics.
In light of the progress made in product development during 2025 and the achievement of individual performance goals for the fiscal year, a portion of available awards were earned and paid under the cash-based annual incentive program. Additionally, under the equity-based annual incentive program, RSUs were granted and will vest subject to the achievement of a 180-calendar-day (or 90 calendar days in the final six months ending December 31, 2027) average closing stock price thresholds ranging between $4.00 and $6.00 per share.
Compensation Overview
We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, the executive compensation discussion contained herein is not intended to satisfy the “Compensation Discussion and Analysis” disclosure required of companies that are not “smaller reporting companies”.
Compensation Philosophy
Our Company’s compensation programs for executive officers, including NEOs, are designed to attract, retain, motivate, and reward talented executives who advance our strategic, operational, and financial objectives and thereby enhance stockholder value. The primary objectives of our compensation programs for executive officers are to:
•attract and retain talented executive officers by providing a total compensation package that is competitive with that offered by similarly situated companies;
•create a compensation structure under which a substantial portion of total compensation is based on achievement of performance goals; and
•align total compensation with the objectives and strategies of our stockholders and business.
The following principles guide our compensation decisions and reflect our governance practices related to our compensation program.

	WHAT WE DO		WHAT WE DON’T DO
✓	Continually assess our compensation practices against the market, our competition, and alignment with stockholder interests.	X	No hedging of our stock by employees, including executives or directors.
✓	Maintain minimum stock ownership guidelines for executives and directors.	X	No pledging of our stock by employees, including executives or directors.
✓	Tie a substantial portion of our executive officers’ annual and long-term compensation to quantifiable measures of the Company’s performance.	X	No excise tax gross-ups for severance benefits related to a change in control.
✓	Require that performance-based compensation will not be earned unless at least a minimum threshold performance is achieved.	X	No re-pricing or cash buyout of underwater stock options without stockholder approval.
✓	Set maximum payout caps on our annual and long-term incentives.	X	No excessive perquisites.
✓	Pay for performance with 78% of our Chief Executive Officer’s target total pay opportunity being performance-based “at risk” compensation.	X	No encouragement of excessive risk-taking through compensation programs.
✓	Provide a minimum vesting period of at least one year for at least 95% of our equity awards.	X	No supplemental executive retirement plans.
✓	Limit perquisites and other benefits.
✓	Engage an independent consultant reporting directly to the Committee.
✓	Perform an annual compensation risk assessment.
✓	Maintain strict insider trading policies, incentive plan clawback policies, and black-out periods for executives and directors.
Role of Compensation Committee
The Compensation Committee began its consideration of 2025 executive compensation by evaluating our compensation philosophy. The Compensation Committee affirmed our existing philosophy, reinforcing that our approach to compensation is fundamentally defined by our objective to attract, retain, and motivate the most talented and experienced executives possible in order to achieve business performance and value creation at a reasonable cost. The Compensation Committee seeks to leverage short-term and long-term variable compensation in line with performance to appropriately reward our NEOs for the value they create.
The Compensation Committee does not believe that our compensation programs encourage risks that are reasonably likely to have a material adverse effect on the Company. This belief is based on the following:
•Hyliion maintains a good balance of fixed and at-risk compensation, an appropriate balance of short-and long-term compensation, and a reasonable balance of cash and equity-based compensation.
•Our compensation philosophy and strategy are reviewed by the Compensation Committee on an annual basis to align executive compensation with our business strategy.
•The Compensation Committee is solely comprised of independent directors, retains an independent compensation consultant for a balanced perspective and approves all pay decisions for our executive officers.
•Our incentive plans have stated maximum payout levels that cap the payouts.
•We maintain clawback policies that include compensation recovery beyond the minimum scope of the NYSE American’s clawback policy requirements.
•Our stock ownership guidelines seek to encourage a long-term perspective by our executives and directors and alignment with our stockholders.
•The Compensation Committee is directly involved in setting incentive plan goals and reserves the ability to use negative or positive discretion to lower compensation plan payouts.

Elements of Compensation
Our compensation strategy uses base salary, annual incentives, long-term incentives, and/or benefits to directly incentivize employee performance. Performance is generally measured by pre-defined metrics or qualitative evaluations (performance appraisals) in order to reward and align accountability for our executive officers and other senior managers in working toward the achievement of our financial, strategic and operational objectives. Accordingly, the Compensation Committee considers market compensation (overall and by element), Company performance, and individual performance, along with cost reasonableness, in setting executive compensation levels
Role of Compensation Consultants
The Compensation Committee has engaged Meridian Compensation Partners, LLC (“Meridian” or “Consultant”) as its independent compensation consultant since 2020. Meridian has advised the Compensation Committee on evolving best pay practices and pay ratio disclosure and provided competitive market data on executive officer compensation. As required under NYSE American listing rules, the Compensation Committee annually reviews the independence of the Consultant as part of its standard governance practice, including but not limited to the factors set forth in Section 240.10C–1(b)(4)(i) through (vi) under the Securities Exchange Act. The Compensation Committee has determined that the Consultant is independent and that its work does not raise any conflict of interest.
Use of Peer Group Data
As part of its engagement, Meridian benchmarked the target compensation levels of our NEOs to assess the competitiveness of our executive compensation programs in the markets in which we compete for talent, focusing in particular on base salaries, target annual incentive opportunities and long-term incentive opportunities. For 2025, Meridian compared our programs in these areas to a custom peer group comprised of 16 publicly-traded companies. These peer companies were generally in line with Hyliion’s size, related industry and growth stage and were used in determining 2025 compensation.
The peer group below was reviewed and approved by the Compensation Committee for use in benchmarking officer compensation, including NEOs, for reference in determining target compensation amounts for 2025. The Compensation Committee considered compensation data from the proxy statements and other compensation disclosures of these companies when setting 2025 executive officer compensation, including NEOs. Specifically, the Compensation Committee considered this peer group data when establishing overall compensation packages for our NEOs and each element of compensation within those packages for 2025 and, as part of our process, evaluated target total cash compensation for each NEO (base salary and target payments under our target annual incentive plan) and target total direct compensation for each NEO (base salary and target payments under our target annual incentive plan and long-term incentive plans). The Compensation Committee aims to set overall executive compensation, as well as each element of executive compensation, for each NEO at levels competitive with the peer group taking into consideration tenure, experience, performance, responsibilities, and expected contributions of each NEO.

Bloom Energy Corporation	Stem, Inc.	Solid Power, Inc.
Plug Power Inc.	FuelCell Energy, Inc.	QuantumScape Corporation
Preformed Line Products Company	Ouster, Inc.
Thermon Group Holdings, Inc.	Blink Charging Co.
Microvast Holdings, Inc.	Ballard Power Systems Inc.
Shoals Technologies Group, Inc.	Electrovaya Inc.
ChargePoint Holdings, Inc.	Eos Energy Enterprises, Inc.
Compensation data from this peer group was considered in determining the overall compensation for executive officers in 2025, including for NEOs, as further described in “Executive Compensation Review for 2026” below.

Compensation Mix and Target Compensation Structure
The Compensation Committee believes that executive compensation should include a competitive combination of base salary, annual incentive compensation and long-term incentive compensation that emphasizes performance and balances shorter-term results with execution of longer-term financial and strategic initiatives. The chart below illustrates the annual pay mix for our NEOs for 2025.

NAME	BASE SALARY	TARGET ANNUAL CASH INCENTIVE (% OF BASE SALARY)	TARGET ANNUAL CASH INCENTIVE	VALUE OF RSU GRANT(1)	SIGN-ON BONUS AND OTHER COMPENSATION(2)
Thomas Healy	$650,000	100%	$650,000	$2,178,596	$—
Jon Panzer	$450,000	75%	$337,500	$638,487	$—
Joshua Mook	$400,000	70%	$280,000	$1,603,663	$250,000
____________

(1)      RSU Grants consisted of both Restricted Stock Units (“RSUs”) and performance-based RSUs. The value of the RSUs is based on the fair value of one share of Hyliion Common Stock ($2.09) on the grant date (February 18, 2025). The value of the performance-based RSUs is based on the fair value of each stock award ($1.46) on the grant date (February 18, 2025). Mr. Mook further received a retention grant on November 26, 2025 based on the fair value of one share of Hyliion Common stock on the grant date ($1.85).
(2)    Mr. Mook received a retention bonus of $250,000.
Base Salary
Base salary is the fixed compensation element we provide to our executives based on their qualifications, experience, and regular contribution to the business. Our goal is to ensure that business decisions are in the hands of executives with proven track records, and our ability to efficiently recruit, retain and motivate such talented people depends in part on competitive base salaries. Adjustments to base salary each year are dependent upon many factors, including an executive’s tenure, internal equity across the executive team based on individual roles and contributions, market data, the Company’s prior year performance, and general affordability based on business results. Base salary is generally subject to annual review, unless circumstances dictate otherwise, and base salary adjustments are effective following the Compensation Committee’s decision.
For fiscal 2025, base salaries remained unchanged from 2024 amounts for NEOs. The Compensation Committee began its assessment of 2025 NEO base salaries with an analysis of base salary relative to the base salaries paid to executives in similar positions at the companies in the peer group discussed above and aimed to set NEO base salaries at comparable levels while considering tenure and experience of each NEO. The Compensation Committee concluded that 2025 base salaries for our NEOs are generally reflective of the competitive market environment resulting in no base salary increases from 2024 to 2025 for Messrs. Healy, Panzer, and Mook.
Annual Incentives
For 2025, the Compensation Committee and Board of Directors approved annual cash-based incentives based on the achievement of specific operational goals for the Company and individual performance objectives for each executive officer, including NEOs. Seventy-five percent (75%) of the annual incentive plan for 2025 was based on company operational metrics: KARNO generator deliveries, performance, and cost reduction.
The Compensation Committee chose these performance metrics as key value-creating milestones and believes that they correctly focused the executive team on the operational and product development targets that aligned with our Company strategy. The remaining twenty-five percent (25%) of the annual incentive plan was based on individual performance, determined by the Compensation Committee following its review of each executive’s performance.
Achievement of performance goals between threshold and target could generate a payout between 50% of target to up to 150% of target. If performance achievement for a given metric was below the threshold goal, no payout would be earned for that metric.

Company Performance Metrics and Achievement

METRIC AND WEIGHTING	THRESHOLD	TARGET	ACHIEVED	% PAYOUT
KARNO Generator Deliveries (60%)	10	15	Below Threshold	—%
KARNO Generator Performance (30%)	2 of 6 factors	4 of 6 factors	Below Threshold	—%
KARNO Cost Reduction (10%)	20%	30%	Below Threshold	—%
Total				—%
Individual Performance Metrics and Overall Annual Incentive Achievement and Payout
Despite falling short of threshold performance goals for the formulaic portion of the annual incentive program, certain officers did achieve key individual operational/strategic performance goals resulting in a payout for the individual performance component of our annual incentive program related to engineering, product development, manufacturing, regulatory and other internal priorities set out for 2025. Details regarding the individual performance achieved by each NEO are indicated below.

NAME	INDIVIDUAL GOALS AND ACHIEVEMENTS	TOTAL ANNUAL CASH INCENTIVE PAYOUT	TOTAL ANNUAL CASH INCENTIVE PAYOUT (% OF TARGET)
Thomas Healy	Oversaw KARNO product development, testing, and initial customer deliveries; led company focus on improving system performance; supported qualification for 30% ITC and expanded government pipeline across the Navy and broader DoD; advanced customer engagement and data center strategy, driving increased demand; transitioned Linear Electric Motor manufacturing in-house; improved program management, supply chain, and operations to strengthen execution and accountability; continued development of company strategy, investor positioning, and long-term vision for KARNO commercialization.	$162,500	25%
Jon Panzer	Oversaw development of KARNO commercialization roadmap and necessary systems; supported cost modeling efforts related to KARNO commercialization; oversaw U.S. government contracts and funding opportunities; established investor relations plan and participated in investor conferences; supported IT cloud and network governance and cybersecurity compliance; and developed equipment financing options for the Company.	$84,375	25%
Joshua Mook	Completed initial BETA validation testing on performance and durability; incorporated BETA learnings with production ECRs; oversaw early production process development (additive and non-additive); oversaw KARNO Cloud go-live for data acquisition and over-the-air updates; staffed engineering team in cost-efficient and strategic manner; supported execution of government contracts.	$70,000	25%
The purpose of the Company’s long-term incentive program is to align executive compensation with the creation of sustained shareholder value over a multi-year period. The program is designed to encourage decisions that support strategic execution, operational performance, and growth, while promoting retention of key executives. By emphasizing performance over a three-year horizon, the program reinforces management’s focus on achieving objectives that are expected to enhance shareholder returns over time.

Performance Equity
In 2025, the Compensation Committee awarded our NEOs with performance-based RSUs pursuant to the 2024 Equity Incentive Plan. The vesting of the RSUs is tied to the achievement of certain stock price thresholds being met or exceeded, as well as time-based restrictions. The Board believes that the performance-based RSU awards align management’s interests with those of the Company and its stockholders.
Additional information regarding the equity awards provided to our NEOs during 2025 is set forth under the caption “Outstanding Equity Awards at the End of Fiscal Year 2025.”
The 2025 award of performance-based RSUs are subject to the achievement of time-based and performance-based thresholds. The NEOs will meet the performance-based threshold if the Company maintains an average closing stock price over a 180-calendar day period (or 90 calendar days in the final six months ending December 31, 2027) for one share of common stock at or in excess of the price thresholds below:

Common Stock Price Threshold	% of Target RSUs Vested	Cumulative % of Target RSUs Vested
$4.00	20% of Target RSUs	20%
$5.00	30% of Target RSUs	50%
$6.00	50% of Target RSUs	100%
Upon meeting or exceeding the common stock price thresholds the NEOs must maintain employment with the Company as of the vesting dates in accordance with the vesting schedule.
The chart below illustrates the performance equity granted to our NEOs for 2025 and the relevant vesting dates.

SHARES VESTING BASED ON UNDERLYING CLOSING STOCK PRICE THRESHOLD MINIMUM $ PER SHARE OVER 180-CALENDAR-DAY (OR 90 CALENDAR DAYS IN THE SIX MONTHS ENDING DECEMBER 31, 2027) AVERAGE FROM FEBRUARY 18, 2025 TO DECEMBER 31, 2027

NAME	TOTAL PERFORMANCE RSU AWARDS	$4.00	$5.00	$6.00
Thomas Healy	1,474,845	294,969	442,454	737,423
Jon Panzer	432,237	86,447	129,671	216,119
Joshua Mook	408,661	81,732	122,598	204,331
Time-Based Equity
The Compensation Committee grants time-based equity to the executive officers to:
•further align the interests of the executive officers with those of the Company’s stockholders by linking a component of compensation directly to Hyliion’s stock price;
•ensure that the executive officers establish and maintain robust share ownership positions; and
•establish a strong incentive for the executive officers to remain with the Company over the long term.
Time-based equity is granted in the form of RSUs, which provide the right to receive shares of Hyliion common stock upon vesting, and generally only vest if the executive remains employed with Hyliion through each applicable vesting date. Except in the instance of sign-on or one-time grants, one third of the RSUs vest after one year and the remaining RSUs vest quarterly thereafter over the following two years.
Mr. Mook received a retention RSU grant valued at $1,000,000 on the grant date of November 26, 2025 that vests 20% on each of the first and second anniversaries of the grant and 60% on the third anniversary. The award was granted to encourage Mr. Mook’s continued service and retention, recognizing his critical leadership in the development of the KARNO Power Module since its inception, as well as his extensive knowledge of key design elements and additive manufacturing processes.

Stock Ownership Guidelines
Stock ownership guidelines help foster a focus on long-term growth. Our Board believes that our executives and non-employee Directors should maintain a meaningful equity interest in Hyliion and has therefore adopted stock ownership guidelines. As indicated below, each executive team member and non-employee Director is required within five (5) years following the date of hire (for an executive) or first election or appointment (for a director), to own Hyliion shares having an aggregate value equal to at least:

CEO	10x base salary
Other NEOs	3x base salary
Non-employee Director	4x annual cash retainer
For purposes of determining ownership levels, the following forms of equity interests in the Company are included:
•Shares purchased by the individual on the open market.
•Shares owned directly by the individual or his or her immediate family members residing in the same household.
•Shares held in trust for the benefit of the individual or his or her immediate family members residing in the same household.
•Shares owned through savings plans, such as the Company’s 401(k) plan or acquired through a Company Sponsored employee stock purchase plan.
•Shares underlying unvested time-based restricted stock and restricted stock units held by the individual.
•Shares underlying vested in-the-money stock options held by the individual in an amount equal to the number of shares issuable upon an exercise of such stock options.
As of the date of this proxy statement, all NEOs and non-employee directors meet the requirements under the stock ownership guidelines.
Clawback Policy
The Company maintains a culture that emphasizes integrity and accountability and that reinforces the Company’s pay for performance compensation philosophy. In 2023, the Board adopted the Hyliion Holdings Corp. Clawback Policy (the “Clawback Policy”) designed to comply with Section 10D of the Securities Exchange Act, Exchange Act Rule 10D-1 and NYSE Listed Company Manual Section 303A.14. The Clawback Policy provides for the possibility of recoupment of certain executive incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, the Board may require recoupment of any excess incentive compensation received by any current or former executive officers including the NEOs (“Covered Executives”) during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. Recoupment may be in the form of: reimbursement of cash incentive compensation previously paid, recovery of any gain realized on the vesting, exercise, settlement, sale, transfer, or other disposition of any equity awards, offsetting of the recouped amount from any compensation otherwise owed by the Company to the Covered Executive, cancellation of outstanding vested or unvested equity awards, and/or any remedial and recovery action permitted by law, as determined by the Board. The amount to be recovered will be the excess of the incentive compensation paid to the Covered Executive based on the erroneous data over the incentive compensation that would have been paid to the Covered Executive had it been based on the restated results, computed without regard to taxes paid.
In 2023, the Board also adopted the Hyliion Holdings Corp. Supplemental Clawback Policy (the “Supplemental Clawback Policy”), intended to provide for compensation recovery beyond the requirements of the Clawback Policy. The Supplemental Clawback Policy applies to certain executives and employees of the Company who are not already Covered Persons under the Clawback Policy (“Executive Officers”). Under the Supplemental Clawback Policy, in addition to the events of recoupment described in the Clawback Policy, if a Covered Individual (as defined in the Supplemental Clawback Policy) or an Executive Officer engages in an act of fraud or material misrepresentation which is directed at or has a direct or indirect impact on the Company, regardless of whether such act results in an accounting restatement, the Board may require reimbursement for or forfeiture of any incentive compensation, including any time-based cash or equity awards or rights, received by such Covered Individual or Executive Officer after having been deemed subject to this Policy by the Board.
Relationship of Compensation Programs and Risk
The Compensation Committee regularly evaluates all of the Company’s compensation programs and risk management policies and practices to ensure that they encourage intelligent risk-taking while discouraging imprudent risks. As part of its evaluation, the Compensation Committee reviews an annual risk assessment of these programs, policies and practices provided by Meridian. Based on its review, the Compensation Committee remains confident that our policies and programs do not encourage excessive or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on the Company.
Changes to 2026 NEO Compensation
For 2026, the Compensation Committee maintained Mr. Healy's base salary and target annual incentive at 2025 levels. His target long-term incentive award was set at $2,430,000 (targeted grant date face value), a reduction from $2,815,000 in 2025, reflecting alignment with the Company's compensation peer group. The targeted grant date face value differs from the ASC 718 accounting expense value reported in the compensation tables below, as the accounting expense is not determinable at the time awards are approved.
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table (“SCT”)
The following table sets forth all of the compensation awarded to, earned by or paid to our NEOs during the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards	Non-Equity Incentive Plan Compensation(4)	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Thomas Healy	2025	$650,000	$—	$2,178,596	$—	$162,500	$—	$—	$2,991,096
Chief Executive Officer	2024	$650,000	$—	$1,579,500	$—	$426,400	$—	$—	$2,655,900
Jon Panzer	2025	$450,000	$—	$638,487	$—	$84,375	$—	$—	$1,172,862
Chief Financial Officer	2024	$450,000	$—	$499,550	$—	$221,400	$—	$—	$1,170,950
Joshua Mook	2025	$400,000	$250,000	$1,603,663	$—	$70,000	$—	$—	$2,323,663
Chief Technology Officer	2024	$353,846	$—	$392,850	$—	$139,750	$—	$—	$886,446
____________

(1)       Mr. Mooks’s salary in 2024 reflects an annual increase to $400,000 beginning on November 5, 2024.
(2)       For Mr. Mook, the amount for 2025 represents a retention bonus paid to incentivize his continued service for the Company during the critical period before commercialization of the KARNO generator.
(3)       The amounts in this column represent the aggregate grant date fair value of RSU awards and the portion of the performance-based RSU awards allocated for the indicated year performance period for each applicable NEO, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to time-based vesting conditions. The grant date fair values for the performance-based RSUs and RSUs do not necessarily correspond to the actual value that will be realized by the NEOs.

The grant date fair value of the RSUs in 2025 was calculated using the closing stock price on the date of grant ($2.09 in February 2025 and $1.85 in November 2025). Messrs. Healy, Panzer, and Mook received grants of performance-based RSU awards of 1,010,168, 296,053, and 279,905, respectively, that will vest, subject to achievement of performance targets and time-based restrictions and were valued at $1.46 on the grant date (February 18, 2025).

The grant date fair value of the RSUs in 2024 was calculated using the closing stock price on the date of grant ($1.11 in February 2024).
Based upon the achievement of performance targets, Messrs. Healy, Panzer, and Govindaraj received grants of performance-based RSU awards of 1,316,250, 257,500, and 202,500, respectively, that will vest, subject to additional time-based restrictions. These performance targets were achieved as follows for each tranche: a) 20% on August 12, 2024 and certified by the Compensation Committee on August 13, 2024 (50% of these shares will vest on August 13, 2025 and 50% will vest on December 31, 2026); b) 30% on November 13, 2024 and certified by the Compensation Committee on November 14, 2024 (50% of these shares will vest on November14, 2025 and 50% will vest on December 31, 2026); and c) 50% on December 10, 2024 and certified by the Compensation Committee on December 11, 2024 (50% of these shares will vest on December 11, 2025 and 50% will vest on December 31, 2026). These RSUs were valued at $0.83 on the date of the grant (February 13, 2024) and were granted in lieu of 375,000 and 50,000 of the final tranche of performance-based RSUs granted in 2021 for Messrs. Healy and Panzer, respectively.
(4)       This column reflects amounts earned under our Annual Incentive Plan for 2025, but that were not actually paid out until March 2026.

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table presents information regarding outstanding equity awards held by our NEOs as of December 31, 2025.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Thomas Healy	—	—	$—	—	519,534	$955,943	1,668,293	$3,069,659
Jon Panzer	—	—	$—	—	215,974	$397,392	424,803	$781,638
Joshua Mook	—	—	$—	—	723,800	$1,331,792	381,155	$701,325
____________

(1)       This column reflects unvested RSUs granted to the NEOs as of December 31, 2025 which vest as follows:
(a) For Mr. Healy, 29% in February 2026, 12% quarterly from May 2026 to February 2027, and 5% quarterly from May 2027 to February 2028;
(b) For Mr. Panzer, 30% in February 2026, 14% quarterly from May 2026 to February 2027, and 4% quarterly from May 2027 to February 2028;
(c) For Mr. Mook, 7% in February 2026, 18% in November 2026, 16% in November 2027, 45% in November 2028, and the remainder 1 to 3% quarterly from May 2026 to February 2028.
(2)       The market value was calculated using the closing price of our common shares of $1.84 as of December 31, 2025.
(3)       This column reflects unvested performance RSUs granted to the NEOs as of December 31, 2025 which vest as follows:
(a) For Mr. Healy, 39% in December 2026, with the remaining vesting subject to achievement of share price targets ranging from $4.00 to $6.00 through December 31, 2027;
(b) For Mr. Panzer, 30% in December 2026, with the remaining vesting subject to achievement of share price targets ranging from $4.00 to $6.00 through December 31, 2027;
(c) For Mr. Mook, 27% in December 2026, with the remaining vesting subject to achievement of share price targets ranging from $4.00 to $6.00 through December 31, 2027;
Employment Arrangements with Named Executive Officers
We consider it essential to the best interests of our stockholders to foster the continuous employment of our key management personnel. In order to encourage the continued attention and dedication of certain key members of management, we have entered into a written employment agreement with Thomas Healy, entered into written change-in-control agreements with certain of our NEOs and adopted the Severance Plan for eligible executives of the Company. Other than Mr. Healy, none of our NEOs are party to an employment agreement with the Company.
Pay-Versus-Performance
The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officer, or the PEO, and our other NEOs, or the Non-PEO NEOs, as presented in the Summary Compensation Table (“SCT”); (ii) the “compensation actually paid” to our PEO and our Non-PEO NEOs, as calculated pursuant to the Securities and Exchange Commission’s pay-versus-performance rules; (iii) certain financial performance measures; and (iv) the relationship of the compensation actually paid amounts to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of company or individual performance. For discussion of how our Compensation Committee seeks to align pay with performance when making compensation decisions, please review the “Executive Compensation” section elsewhere in this proxy statement.

Year	SCT Total Compensation for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average SCT Total Compensation for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Value of Initial Fixed $100 Investment based on Total Shareholder Return (Company) ($)	Net Income ($ in thousands)
2025	$2,991,096	$1,159,810	$1,748,263	$1,259,221	$78.63	$(57,188)
2024	$2,655,900	$6,008,902	$1,120,601	$1,984,842	$111.54	$(52,048)
2023	$1,711,250	$(1,744,051)	$997,745	$163,926	$34.77	$(123,510)
____________
(1)     The Compensation “Actually Paid” reported in this column is derived from the Summary Compensation Table Total for the applicable fiscal year by making the deductions and additions set forth below. Fair value of equity awards was computed in accordance with the Company’s methodology for financial reporting purposes.

	2025		2024		2023
Adjustments	PEO	Non-PEO NEOs Average(2)	PEO	Non-PEO NEOs Average(2)	PEO	Non-PEO NEOs Average(2)
Total from Summary Compensation Table	$2,991,096	$1,748,263	$2,655,900	$1,120,601	$1,711,250	$997,745
Adjustments for defined benefit and actuarial plans
-: Pension Value Reported in SCT	$—	$—	$—	$—	$—	$—
+: Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	$—	$—	$—	$—	$—	$—
Total Impact: Adjustments for defined benefit and actuarial plans	$—	$—	$—	$—	$—	$—
Adjustments for stock and option awards
-: SCT Amounts	$(2,178,596)	$(1,121,075)	$(1,579,500)	$(446,200)	$(1,061,250)	$(516,688)
+: Value of equity granted during FY, unvested as of FYE	$1,791,365	$1,007,980	$4,580,550	$1,200,600	$—	$105,781
+/-: Change in fair value of equity outstanding at beginning and end of period	$(647,521)	$(168,340)	$242,501	$59,385	$(1,556,826)	$(206,125)
+/-: Change in value for awards vested in FY	$(796,534)	$(207,607)	$109,451	$50,456	$40,275	$(85,162)
-: Forfeited awards in FY	$—	$—	$—	$—	$(877,500)	$(131,625)
Total Impact: Adjustments for stock and option awards	$(1,831,286)	$(489,042)	$3,353,002	$864,241	$(3,455,301)	$(833,819)
Compensation Actually Paid (as calculated)	$1,159,810	$1,259,221	$6,008,902	$1,984,842	$(1,744,051)	$163,926
____________

(2)   For 2025, the individuals included in the “Average Compensation Actually Paid to Non-PEO NEOs” and “Average SCT Total Compensation for Non-PEO NEOs” columns were Messrs. Panzer and Mook. For 2024, the individuals included were Messrs. Panzer and Ramasamy. For 2023, the individuals included were Messrs. Panzer and Gallagher. The PEO for each of the years presented above was Mr. Healy.

Disclosures Concerning Pay-Versus-Performance
Relationship Between “Compensation Actually Paid” and Total Shareholder Return (“TSR”)

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid
$7,500,000
$5,000,000
$2,500,000
$—
$(2,500,000)
Total Shareholder Return based on Value of Initial Fixed $100 Investment
$125.00
$100.00
$75.00
$50.00
$25.00
2023
2024
2025
PEO Compensation Actually Paid
Non-PEO NEO Avg. Compensation Actually Paid
Company TSR

Relationship Between “Compensation Actually Paid” and Net Income

Compensation Actually Paid vs. Net Income
$7,500,000
$5,000,000
$2,500,000
$—
$(2,500,000)
Compensation Actually Paid
$(40,000)
$(80,000)
$(120,000)
$(160,000)
$(200,000)
Net Loss (in thousands)
2023
2024
2025
PEO Compensation Actually Paid
Non-PEO NEO Avg. Compensation Actually Paid
Net Income

PROPOSAL 4 —  HYLIION HOLDINGS CORP. 2024 EQUITY INCENTIVE PLAN AMENDMENT
Overview
After careful consideration, the Board recommends that the Company’s stockholders approve an amendment to the Hyliion Holdings Corp. 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock, par value $0.0001 per share (“Common Stock”), available for issuance under the 2024 Plan by 8 million shares (the “Plan Amendment”). Other than the increase in the number of shares available for issuance under the 2024 Plan that is reflected in the proposed Plan Amendment, there are no other changes proposed to the 2024 Plan.
The Board approved the Plan Amendment on March 26, 2026, subject to approval by our stockholders at the Annual Meeting. If approved by our stockholders, the 2024 Plan Amendment would become effective as of the date of such approval (the “Effective Date”).
In making the recommendation to increase the number of shares available for issuance under the 2024 Plan by an additional 8 million shares, we considered a number of factors, including the need to retain and motivate employees, the importance of aligning employees’ compensation more closely with shareholder interests, an internal assessment of the amount of shares we estimate needing in order to continue to award competitive equity-based compensation to our employees and Board for the next three years, and the dilutive impact of an increased share reserve.
Key Data Used to Determine the Number of Shares Needed
Outstanding Equity Awards and Shares Available. The following table includes information regarding outstanding equity awards and shares available for future awards under the 2024 Plan as of March 25, 2026:

2024 Plan
Total shares underlying time-based and performance-based outstanding unvested full value awards	8,284,276
Total shares currently available for grant	5,674,192
Common Shares Outstanding as of March 25, 2026	178,317,154
As of March 25, 2026, we have: (1) no shares available for grant under any other equity compensation plan, and (2) minimal outstanding stock options and no outstanding stock appreciation rights.
Significant Historical Award Information. A common measure of a stock plan’s cost is burn rate. The burn rate refers to annual share usage, which measures how fast a company uses the supply of shares authorized for issuance under its stock plans. Over the last three years, we have maintained an average burn rate of 1.80% of shares of our common stock outstanding per year.

	2025	2024	2023
Restricted Stock Units Granted	2,732,062	3,375,873	1,499,567
Performance Stock Units Vested	1,506,053	212,481	215,666
Weighted Average Common Shares Outstanding	175,426,635	174,915,487	181,411,069
Burn Rate	2.42%	2.05%	0.95%
Three-Year Average Burn Rate	1.80%
Summary of Material Terms of the 2024 Plan
The following is a summary of material terms of the 2024 Plan. All statements herein are intended only to summarize the 2024 Plan and are qualified in their entirety by reference to the 2024 Plan itself. A copy of the Plan Amendment is set forth in full in Annex A.
Awards
The 2024 Plan provides for the grant of incentive stock options (“ISOs”) within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates.

Eligibility
Any individual who is an employee of the Company or any of its affiliates, or any person who provides consulting or advisory services to the Company or its affiliates, including members of the Board, is eligible to receive awards under the 2024 Plan at the discretion of the plan administrator. As of March 25, 2026, we had approximately 115 employees and seven (7) independent directors who are eligible to participate in the 2024 Plan. Consultants are eligible to receive awards pursuant to the 2024 Plan.
Authorized Shares
The maximum number of shares of common stock that may be issued under the 2024 Plan will not exceed 16 million shares, subject to the adjustments described below. The maximum number of shares of common stock that may be issued on the exercise of ISOs under the 2024 Plan is also 16 million shares. On March 25, 2026, the per share closing price of our common stock on the NYSE American was $1.89 per share.
The maximum aggregate number of shares of common stock that may be issued under the 2024 Plan will be adjusted to include (i) any shares reserved for issuance under the 2020 Plan that were available for grant pursuant to the 2020 Plan, which as of March 25, 2026 was 2,864,511 shares of common stock 9of the 5,674,192 shares of common stock available for future grant), (ii) shares underlying any outstanding awards granted under the 2020 Plan that, following the effective date of the 2024 Plan, terminated, expired, or were cancelled, forfeited or lapsed for any reason, and (iii) any shares that would otherwise be issued or that are reacquired by the Company after the effective date of the 2024 Plan to satisfy a tax withholding obligation in connection with an award granted under the 2020 Plan. For the avoidance of doubt, no additional awards were available for future grant under the 2020 Plan upon shareholder approval of the 2024 plan. The aggregate number of shares for issuance under the 2024 Plan will be further adjusted to be reduced by the number of shares underlying any awards granted pursuant to an equity plan of an entity acquired by the Company or any affiliate through a business combination transaction, provided that such acquired entity is deemed an affiliate of the Company upon the closing of such transaction.
Awards granted under the 2024 Plan shall reduce the number of shares available for issuance under the 2024 Plan. The number of shares available for issuance under the 2024 Plan shall be further reduced by shares of common stock that are (i) withheld or tendered to pay the exercise price of an option granted under the 2024 Plan or (ii) to satisfy tax withholding obligations associated with an option or stock appreciation right granted under the 2024 Plan.
Furthermore, any shares of common stock that were (i) subject to a stock-settled stock appreciation right granted under the 2024 Plan that were not issued upon the exercise of such stock appreciation right or (ii) purchased by the Company on the open market with the proceeds from the exercise of an option granted under the 2024 Plan, shall not become available for grant under the Plan.
The following shares of common stock initially deducted from the shares available for issuance under the 2024 Plan will be added back and again become available for issuance under the 2024 Plan: (i) any shares of common stock that are not issued, forfeited back to or repurchased by the Company because of the expiration or termination of an award or a failure to meet a contingency or condition required for the vesting of an award; (ii) any shares of common stock that are reacquired by the Company to satisfy a tax withholding obligation in connection with an award (other than an option or stock appreciation right); and (iii) the settlement of an award in cash rather than shares of common stock.
Non-Employee Director Compensation Limit
The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid to such non-employee director, will not exceed (a) $750,000 in total value or (b) if such non-employee director is either Board Chair or first appointed or elected to the Board during such calendar year, $900,000 in total value.
Plan Administration
The Board, or a duly authorized committee thereof, will administer the 2024 Plan and is referred to as the “plan administrator” herein. The Board may also delegate to one or more of its officers the authority to (a) designate employees (other than officers) to receive specified stock awards and (b) determine the number of shares subject to such stock awards. Under the 2024 Plan, the Board has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award; provided, however, that the 2024 Plan will have a minimum vesting schedule of one year for all awards, other than cash-based awards, shares issued in lieu of cash-based awards and awards granted in assumption or in substitution of an outstanding award previously granted by an entity acquired by the Company or an affiliate in a business combination transaction, provided that such acquired entity is deemed an affiliate of the Company upon the closing of such transaction. Vesting of an award may be accelerated (in whole or in part) upon a change in control transaction or qualifying termination of employment, as set forth within an individual award agreement, and up to

5% of the share reserve may be granted without regard to the minimum vesting requirement, so long as such awards are granted by the Board or the Compensation Committee.
Under the 2024 Plan, the Board also generally has the authority to effect, with the consent of any materially adversely affected participant, (a) the reduction of the exercise, purchase or strike price of any outstanding option or stock appreciation right, (b) the cancellation of any outstanding option or stock appreciation right and the grant in substitution therefore of other awards, cash or other consideration or (c) any other action that is treated as a repricing under GAAP, provided, however, that any such action that constitutes a repricing under then applicable stock exchange rules and listing standards will be subject to the approval of our stockholders.
Stock Options
ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2024 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of common stock on the date of grant. Options granted under the 2024 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.
The plan administrator determines the term of stock options granted under the 2024 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with the Company or any of its affiliates ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an optionholder’s service relationship with the Company or any of its affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with the Company or any of its affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In No event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash, check, bank draft or money order, (b) a broker-assisted cashless exercise, (c) the tender of shares of common stock previously owned by the optionholder, (d) a net exercise of the option if it is an NSO or (e) other legal consideration approved by the plan administrator.
Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.
Tax Limitations on ISOs
The aggregate fair market value, determined at the time of grant, of shares of common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or any of our subsidiaries unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Unit Awards
Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards are generally granted in consideration for services provided to the Company or an affiliate, but if that the time of grant, the Board determines that any additional consideration must be paid, such consideration may be paid in any form of legal consideration that may be acceptable to the Board and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of shares of common stock, a combination of cash and shares of common stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards
Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us or any other form of legal consideration that may be acceptable to the Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms, subject to the minimum vesting requirements set forth in the 2024 Plan. If a participant’s service relationship with the Company ends for any reason, the Company may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with the Company through a forfeiture condition or a repurchase right.
Stock Appreciation Rights
Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of common stock on the date granted. A stock appreciation right granted under the 2024 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator, subject to the minimum vesting requirements set forth in the 2024 Plan. Stock appreciation rights may be settled in cash or shares of common stock or in any other form of payment, as determined by the Board and specified in the stock appreciation right agreement.
The plan administrator determines the term of stock appreciation rights granted under the 2024 Plan, up to a maximum of ten years. If a participant’s service relationship with the Company or any of its affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with the Company, or any of its affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In No event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards
The 2024 Plan permits the grant of performance awards that may be settled in stock, restricted stock, restricted stock units, cash or a combination thereof. Performance awards may be structured so that the consideration will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash are not required to be valued in whole or in part by reference to, or otherwise based on, common stock.
The performance goals may be based on any measure of performance selected by the Board. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board when the performance award is granted, the Board will appropriately make adjustments in the method of calculating the attainment of performance goals, which may include the following actions: (a) exclude restructuring and other nonrecurring charges; (b) exclude exchange rate effects; (c) exclude the effects of changes to GAAP; (d) exclude the effects of any statutory adjustments to corporate tax rates; (e) exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under GAAP; (f) exclude the dilutive effects of acquisitions or joint ventures; (g) assume that any portion of our business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (h) exclude the effect of any change in the outstanding shares of common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (i) exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (j) exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under GAAP; and (k) exclude the goodwill and intangible asset impairment charges that are required to be recorded under GAAP.
Other Stock Awards
The plan administrator may grant other awards based in whole or in part by reference to shares of common stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.
Dividends and Dividend Equivalents
Dividends and dividend equivalents may be paid or credited, as applicable, in respect of shares covered by a restricted stock award, a restricted stock unit award, a performance award or other awards that are not ISOs, NSOs or stock appreciation awards. Dividends and dividend equivalents credited in connection with an award will vest and be paid only if and to the extent that the underlying award is vested. Dividend equivalents may be credited either in cash or in shares of common stock having a fair market value equal to the amount of such dividends.
Changes to Capital Structure
In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (a) the class and maximum number of shares reserved for issuance under the 2024 Plan, (b) the class and maximum number of shares by which the share reserve may increase each year, (c) the class and maximum number of shares that may be issued on the exercise of ISOs and (d) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.
Change in Control Transactions
The following applies to stock awards under the 2024 Plan in the event of a change in control (as defined in the 2024 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or one of its affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.
In the event of a change in control, the Board will take one or more of the following actions with respect to awards, contingent upon the closing or completion of the change in control:
•arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the award or to substitute a similar award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the change in control);
•arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to the award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
•accelerate the vesting, in whole or in part, of the award (and, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such change in control as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the change in control), with such award terminating if not exercised (if applicable) at or prior to the effective time of the change in control;
•arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the award;
•cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the effective time of the change in control, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; or
•make a payment, in such form as may be determined by the Board, equal to the excess, if any, of (a) the value of the property the participant would have received upon the exercise of the award immediately prior to the effective time of the change in control, over (b) any exercise price payable by such holder in connection with such exercise. This payment may be zero dollars if the value of the property is equal to or less than the exercise price. These payments may be delayed to the same extent that payment of consideration to the holders of common stock in connection with the change in control is delayed as a result of escrows, earn outs, holdbacks or other contingencies.
The Board need not take the same action or actions with respect to all awards or portions thereof or with respect to all participants, in particular with respect to its NEOs, each of whom entered into an Amended and Restated Change in Control Agreement on February 24, 2026 and which provide that (i) performance-based awards outstanding as of December 31, 2025 for which vesting is based on the achievement of one or more Company common stock price targets will be paid at the time of the change in control to the extent the price per share for the change in control transaction meets or exceeds the common stock price target(s) applicable to such performance-based awards (with unachieved portions forfeited); and (ii) the payment of any performance-based awards granted on or after January 1, 2026 will be determined in accordance with the treatment specified in the applicable award agreement.
Clawback Policies
All grants of awards under the 2024 Plan and all shares of common stock that may be issued in respect of awards that have been earned or have vested under the 2024 Plan will be subject to our Clawback Policy and Supplemental Clawback Policy as well as any other applicable policies that the Company may adopt. In addition, the Board may impose any other clawback or recoupment provisions in an award agreement, including but not limited to, a reacquisition right in respect of previously acquired shares of common stock or other cash or property upon a termination for cause.
Amendment, Suspension or Termination
The Board has the authority to amend the 2024 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. The Board has the authority to suspend or terminate the 2024 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. The 2024 Plan will terminate on the ten-year anniversary of the effective date of the 2024 Plan. No ISOs may be granted after the earlier of the tenth anniversary of the date the Board adopts the 2024 Plan or the date stockholders approve the 2024 Plan. No stock awards may be granted under the 2024 Plan while it is suspended or after it is terminated but any awards granted prior to the date of such suspension or termination will generally remain in effect beyond the suspension or termination date.
New Plan Benefits
All awards granted under the 2024 Plan are made at the discretion of the Board or the plan administrator and the future benefits and amounts that will be received or allocated under 2024 Plan are not determinable at this time. Awards that were granted under the 2024 Plan in 2025 to our NEOs are described in the "Executive Compensation Tables" section and to our non-employee directors in the “Director Compensation” section in this Proxy Statement and other filings made by the Company with the SEC.
Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2024 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2024 Plan. The 2024 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on its generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of a NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The 2024 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the IRS, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Tax Consequences to the Company
Compensation of Covered Employees
The ability of the Company to obtain a deduction for amounts paid under the 2024 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.
Golden Parachute Payment

The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the 2024 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.
Vote Required
The affirmative vote of a majority of the outstanding shares of common stock present in person, including by remote communication as applicable, or represented by proxy and entitled to vote on the matter is required to approve this proposal and the Plan Amendment. If you “abstain” from voting, it will have the same effect as an “against” vote. Broker non-votes will have No effect on this proposal.
The Board recommends a vote for “FOR” the approval of the Plan Amendment.
DELINQUENT SECTION 16(A) REPORTS
Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers, directors, other designated persons, and persons holding more than 10% of our common stock are required to file with the SEC, the NYSE and the NYSE American reports of initial ownership of our common stock and changes in ownership of such common stock. Based on our review, we have determined that all of our directors and executive officers complied with the Section 16(a).
OTHER INFORMATION
Expense of Solicitation
The accompanying proxy is solicited by and on behalf of the Board of Directors, and the cost of such solicitation will be borne by the Company. Our solicitor, Sodali & Co, may solicit proxies by personal interview, mail, telephone, and electronic communications. We will pay Sodali & Co $7,500 plus variable amounts for additional proxy solicitation services and reimbursement of reasonable expenses. We have also agreed to indemnify Sodali & Co against certain liabilities relating to, or arising out of, activities performed or services or advice furnished pursuant to its retention. We will also supply proxy materials to brokers and other nominees to solicit proxies from beneficial owners, and we will reimburse them for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, mail, telephone, and electronic communications by directors, officers, and other Company employees without additional compensation.
Other Matters
As of the date of this Proxy Statement there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.
Householding and Availability of Proxy Materials
A copy of Annual Report to Stockholders accompanies this Proxy Statement. If you and others who share your mailing address own common stock in street name, meaning through a bank, brokerage firm, or other nominee, you may have received a notice that your household will receive only one annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, from each organization whose stock is held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Proxy Statement and the 2025 Annual Report (and/or a single copy of our Notice of Internet Availability of Proxy Materials) has been sent to your address. Each street name stockholder receiving this Proxy Statement by mail will continue to receive a separate voting instruction form.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials (or your own Notice of Internet Availability of Proxy Materials, as applicable), or if your household is currently receiving multiple copies of the same items and you would like in the future to receive only a single copy at your address, please contact companysecretary@hyliion.com, and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. You will also have an opportunity to opt in or opt out of householding by contacting your bank or broker.
If you would like an additional copy of the 2025 Annual Report, this Proxy Statement, or the Notice of Internet Availability of Proxy Materials, these documents are available in digital form for download or review by visiting https://www.cstproxy.com/hyliion/2026. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to 1 State Street, Proxy Services New York, NY 10004, proxy@continentialstock.com, 917-262-2373. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.
If you own shares in street name, you can also register to receive all future stockholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery at https://www.cstproxy.com/hyliion/2026. Electronic delivery of stockholder communications helps save Hyliion money by reducing printing and postage costs.

The following Proxy Materials are available to you to review at: **https://cstproxy.com/hyliion/2026**

- the Company's Annual Report for the year ended December 31, 2025.
- the Company's 2026 Proxy Statement.
- the Proxy Card.
- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 18, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 917-262-2373, or

By logging on to https://cstproxy.com/hyliion/2026 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.

You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

HYLIION HOLDINGS CORP.
c/o Continental Proxy Services
1 State Street, New York NY 10004

Stockholders are cordially invited to attend the Virtual Annual Meeting and to vote on the Internet or any Mobile device.

Dear Stockholder,

The 2026 Annual Meeting of Stockholders of Hyliion Holdings Corp. will be conducted virtually over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting being held on May 19, 2026, at 12:00 PM (CDT) by visiting: **https://cstproxy.com/hyliion/2026**.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote at the Meeting –
If you plan to attend the virtual online Annual Meeting, you will need your 12-digit control number to vote electronically at the Annual Meeting. To attend:
https://cstproxy.com/hyliion/2026

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

To view the Proxy Materials and attend the Annual Meeting, please go to: https://cstproxy.com/hyliion/2026

CONTROL NUMBER

To view the 2026 Proxy Statement, 2025 Annual Report and to Attend the Annual Meeting, please go to: https://cstproxy.com/hyliion/2026

▯ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▯

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HYLIION HOLDINGS CORP.

The undersigned appoints Thomas Healy, Jon Panzer and Jose Oxholm, and each them as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Hyliion Holdings Corp. held of record by the undersigned at the close of business on March 25, 2026 at the Annual Meeting of Stockholders of Hyliion Holdings Corp. to be held on May 19, 2026, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AS SET FORTH IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, IN FAVOR OF PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK □□□ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HYLIION HOLDINGS CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 18, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online Annual Meeting, you will need your 12-digit control number to vote electronically at the Annual Meeting. To attend:
https://cstproxy.com/hyliion/2026

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

□ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED □

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES UNDER PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.

Please mark your votes like this X

1. Election of Directors.

NOMINEES
(1) Rodger Boehm
(2) Mary Gustanski
(3) Robert Knight, Jr.

FOR nominees listed to the left	WITHHOLD AUTHORITY to vote for nominees listed to the left	FOR ALL EXCEPT
☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and strike a line through that nominee's name in the list above)

NOTE: To address such other matters as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date__________, 2026

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Stockholder Proposals for 2027
To be considered for inclusion in the proxy statement and proxy card for the 2027 Annual Meeting, proposals of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted in writing to the Corporate Secretary of the Company, at the address of our principal offices (see “General” on page 1 of this Proxy Statement), and must be received no later than December 3, 2026. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement; any submitted stockholder proposal must comply with the requirements of Rule 14a-8.

Our Bylaws include separate advance notice provisions applicable to stockholders desiring to bring nominations for directors before an annual stockholders’ meeting or to bring proposals before an annual stockholders’ meeting other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Corporate Secretary of the Company regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2027 Annual Meeting of Stockholders other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Corporate Secretary of the Company no earlier than the close of business January 19, 2027 and no later than the close of business February 18, 2027. However, if the 2027 Annual Meeting is more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the 2026 Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or the closing of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
In addition to complying with the procedures described above, stockholders who intend to solicit proxies in support of a director candidate other than the Company’s nominees for consideration by the stockholders at the Company’s 2024 Annual Meeting must also comply with the SEC’s “universal proxy card” rules under Rule 14a-19 of the Exchange Act (“Rule 14a-19”). Rule 14a-19 requires proponents to provide a notice to the Corporate Secretary of the Company, no later than March 19, 2027, setting forth all of the information and disclosures required by Rule 14a-19. If the 2027 Annual Meeting is set for a date that is not within 30 calendar days of the anniversary of the date of the 2026 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or by the close of business on the tenth calendar day following the day on which a public announcement of the date of the 2027 Annual Meeting is first made.
ANNEX A
2026 AMENDMENT OF HYLIION HOLDINGS CORP. 2024 EQUITY INCENTIVE PLAN
WHEREAS, Hyliion Holdings Corp., a Delaware corporation (“Company”) established and sponsors the Hyliion Holdings Corp. 2024 Equity Incentive Plan (the “Plan”);
WHEREAS, pursuant to Section 7(b) of the Plan, the board of directors of the Company (the “Board”) has the right to amend the Plan in any respect the Board deems necessary or advisable and to submit any such amendment to the Plan to the stockholders of the Company for approval; and
WHEREAS, the Board desires to amend Section 2(a) of the Plan to increase the number of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) available for issuance under the Plan.
NOW, THEREFORE, pursuant to the power reserved by Section 7(b) of the Plan, the Board hereby amends the Plan as follows, subject to and effective upon approval by the Company’s stockholders at the annual meeting of stockholders on May 19, 2026 (defined terms used herein, but not otherwise defined in this 2026 Amendment, shall have the meanings ascribed to them in the Plan):
1.Section 2(a) of the Plan is amended by the addition of the following provision at the end thereof: “plus (vi) eight million (8,000,000) shares of Common Stock approved by the Company stockholders on May 19, 2026.”
Except as set expressly modified by this 2026 Amendment, all terms and conditions of the Plan are valid and shall remain in full force and effect.
IN WITNESS WHEREOF, this 2026 Amendment, having been first duly authorized, approved and adopted by the Board, and approved by the Company’s stockholders at the May 19, 2026 annual meeting of stockholders, is hereby executed below by a duly authorized officer of the Company on the date below.

HYLIION HOLDINGS CORP.
By:
Name:
Title:
Date: